UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 26, 2010
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)
California
(State of Other Jurisdiction of Incorporation)

000-49798	94-2340464

(Commission File Number)	(IRS Employer Identification
Number)
6035 Stoneridge Drive
Pleasanton, California 94588
(Address of principal executive offices including zip code)

(925) 847-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
On July 26, 2010, Thoratec Corporation (the “Company”) and Radiometer America Inc. (“Radiometer”) mutually terminated the pending acquisition of International Technidyne Corporation (“ITC”), a wholly-owned subsidiary of the Company, by Radiometer.
The termination was effected pursuant to a Termination and Release Agreement (the “Termination Agreement”), dated as of July 26, 2010, by and between the Company, ITC, Danaher Corporation, the parent company of Radiometer, and Radiometer.
The Termination Agreement terminated the Stock Purchase Agreement (the “Purchase Agreement”), dated as of April 25, 2010, by and between the Company and Radiometer. In addition, the parties released each other from claims arising out of or relating to the Purchase Agreement.
The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
ITEM 1.02 Termination of a Material Definitive Agreement.
The disclosure set forth in Item 1.01 above with respect to the Termination Agreement and the Purchase Agreement is incorporated by reference herein.
ITEM 8.01 Other Events.
On July 27, 2010, in connection with the execution of the Termination Agreement described in Item 1.01 above, the Company issued a press release announcing that it had entered into the Termination Agreement. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
Some of the statements contained in this Current Report on Form 8-K (including information included or incorporated by reference herein), particularly but not exclusive to those addressing timelines for regulatory submissions and expected sale of ITC, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “believes,” “intends,” “views,” “expects,” “plans,” “projects,” “hopes,” “could,” “will,” and other similar words. Actual results, events or performance could differ materially from these forward-looking statements based on a variety of factors, many of which are beyond Thoratec’s control. Therefore, readers are cautioned not to put undue reliance on these statements. Investors are cautioned that all such statements involve risks and uncertainties, including risks related to regulatory approvals, such as FDA clearance of the ProTime InRhythm 510(k) submission, the development of new products and new markets, the growth of existing markets, the effects of healthcare reimbursement and coverage polices, the effects of competition, and our ability to complete a sale of ITC in the next twelve months or at all due to risks related to quality systems, regulatory compliance or other factors. Forward-looking statements contained in this Current Report on Form 8-K (including information included or incorporated by reference herein) should be considered in light of these factors and those factors discussed from time to time in Thoratec’s public reports filed with the Securities and Exchange Commission, such as those discussed under the heading, “Risk Factors,” in Thoratec’s most recent annual report on Form 10-K and in Thoratec’s first quarter 2010 quarterly report on Form 10-Q, and as may be updated in subsequent SEC filings. These forward-looking statements speak only as of the date hereof. Thoratec undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Exhibit

10.1	Termination and Release Agreement, dated as of July 26, 2010, by and between Thoratec Corporation, International Technidyne Corporation, Danaher Corporation and Radiometer America Inc.

99.1	Press Release, dated July 27, 2010, issued by Thoratec Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORATEC CORPORATION
By:	/s/ Gerhard F. Burbach
Gerhard F. Burbach
President and Chief Executive Officer

Date: July 27, 2010

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Termination and Release Agreement, dated as of July 26, 2010, by and between Thoratec Corporation, International Technidyne Corporation, Danaher Corporation and Radiometer America Inc.

99.1	Press Release, dated July 27, 2010, issued by Thoratec Corporation

4